UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2017

Park Hotels & Resorts Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37795	36-2058176
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	1600 Tysons Boulevard, Suite 1000 McLean, Virginia	22102
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 584-7979

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the previously announced transaction (the “Sale”) pursuant to which HNA Tourism Group Co., Ltd. (“HNA”) acquired shares of Park Hotels & Resorts Inc. (the “Company”) from affiliates of The Blackstone Group L.P. (collectively, “Blackstone”), the Company has filed an Amended and Restated Certificate of Incorporation (the “Charter”) with the Secretary of State of the State of Delaware.  The Charter, effective as of March 15, 2017, included the following changes:

•	Removed references to the spin-off distribution ratio, which were no longer applicable following completion of the Company’s spin-off from Hilton Worldwide Holdings Inc.;
•	Increased the size of the Company’s board of directors from nine to 11 directors;
•	Removed references to Blackstone’s ownership of at least 40% of the total voting power of the Company’s stock;
•	Revised certain provisions referencing the “Blackstone Stockholder,” as appropriate, to include references to HNA; and
•	Clarified the Company’s forum selection provision.

In addition, the Company adopted its Amended and Restated By-Laws (the “By-Laws”) in connection with the consummation of the Sale, effective as of March 15, 2017.  The By-Laws included the following changes:

•	Removed references to Blackstone’s ownership of at least 40% of the total voting power of the Company’s stock;
•	Revised certain provisions referencing the “Blackstone Stockholders Agreement,” as appropriate, to include references to the HNA Stockholders Agreement; and
•	Clarified the date upon which the first annual meeting shall have been considered to be held.

The Charter was approved prior to the spin-off by the Company’s board of directors and sole stockholder, and following the spin-off, no further board, stockholder or other corporate action was required to approve the Charter to be adopted in connection with consummation of the Sale.

The Charter and the By-Laws are qualified in their entirety by reference to the full text of each such document, which are filed herewith as Exhibits 3.1 and 3.2, and the terms of which are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Park Hotels & Resorts Inc.
3.2	Amended and Restated By-Laws of Park Hotels & Resorts Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Park Hotels & Resorts Inc.

By:	/s/ Sean M. Dell’Orto
Name:	Sean M. Dell’Orto
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Date: March 17, 2017

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Park Hotels & Resorts Inc.
3.2	Amended and Restated By-Laws of Park Hotels & Resorts Inc.